Exhibit 99.1

HCC INSURANCE HOLDINGS REPORTS

RECORD EARNINGS PER SHARE FOR 2012

Highlights:

•                  Record net earnings of $108.1 million, or $1.06 per diluted share, for the fourth quarter

•                  Annualized return on equity of 12.3% and annualized operating return on equity(a) of 11.7% for the fourth quarter

•                  Record earnings per diluted share of $3.83 for the full year

•                  GAAP combined ratio of 84.5% for the fourth quarter and 83.6% for the full year

•                  Net earned premium increased 3% to $566.5 million for the fourth quarter and 5% to $2.2 billion for the full year

•                  Book value per share increased 11.6% for the full year to $35.10

HOUSTON (February 12, 2013) . . .

HCC Insurance Holdings, Inc. (NYSE: HCC) today released results for the fourth quarter and full year of 2012.

Net earnings were $108.1 million for the fourth quarter of 2012, compared to $78.3 million for the fourth quarter of 2011.  Net earnings per diluted share were $1.06 for the fourth quarter of 2012, versus $0.74 for the same quarter of 2011.  Net earnings were $391.2 million for 2012, or $3.83 per diluted share, compared to $255.2 million, or $2.30 per diluted share, for 2011.

The 2012 results include accident year pretax net catastrophe losses of $32.5 million and $52.8 million for the fourth quarter and full year, respectively.  The 2011 results include accident year pretax net catastrophe losses of $10.0 million and $117.9 million for the fourth quarter and full year, respectively.

The Company’s combined ratio was 84.5% for the fourth quarter of 2012, compared to 87.0% for the fourth quarter of 2011.  The combined ratio was 83.6% for the full year of 2012, versus 91.1% for the same period of 2011.  HCC’s paid loss ratio was 56.7% for 2012, compared to 58.9% for 2011.

Book value per share increased 1.4% and 11.6% for the fourth quarter and full year of 2012, respectively, to $35.10 at December 31, 2012.  Book value per share grew at a compounded rate of 10.7% over the last five years.

HCC’s annualized return on equity was 12.3% for the fourth quarter of 2012 and 11.5% for the full year of 2012.  The Company’s annualized operating return on equity(a) was 11.7% for the fourth quarter of 2012 and 11.9% for the full year of 2012.

“The fourth quarter represented our second consecutive quarter with record earnings and capped a record full year performance for our shareholders.  We grew book value per share by an impressive 11.6%.  These results were once again driven by our commitment to underwriting performance, evident in yet another year with a combined ratio below 85%,” HCC Chief Executive Officer Christopher J.B. Williams said.

HCC had net favorable loss development of $35.4 million in the fourth quarter of 2012, including $18.9 million of favorable development related to prior year catastrophes, compared to net favorable development of $11.5 million in the same quarter of 2011.  Net favorable development was $70.0 million in the full year of 2012, versus net adverse development of $10.1 million in the same period of 2011.

The Company’s 2012 accident year net loss ratio was 61.5% and its accident year combined ratio was 87.2% for the full year of 2012.  HCC’s accident year combined ratio includes 2.4 percentage points for catastrophes.

Gross written premium increased 2% to $644.1 million for the fourth quarter of 2012, compared to $629.0 million for the same quarter of 2011.  Net written premium increased slightly to $522.6 million for the fourth quarter of 2012, versus $521.1 million for the same quarter of 2011.  Net earned premium increased 3% to $566.5 million for the fourth quarter of 2012, compared to $550.2 million for the same quarter of 2011.

Gross written premium increased 5% to $2.8 billion for the full year of 2012, compared to $2.6 billion for the same period of 2011.  Net written premium increased 3% to $2.3 billion for the full year of 2012, versus $2.2 billion for the same period of 2011.  Net earned premium increased 5% to $2.2 billion for the full year of 2012, compared to $2.1 billion for the same period of 2011.

Investment income increased to $56.0 million for the fourth quarter of 2012, compared to $53.5 million for the same period of 2011.  Investment income increased to $222.6 million for the full year of 2012, compared to $212.3 million for the same period of 2011.  The Company’s fixed maturity securities portfolio increased 7% to $6.3 billion at December 31, 2012, from $5.9 billion at December 31, 2011.  The Company’s total investments increased 15% to $7.0 billion at December 31, 2012, from $6.0 billion at December 31, 2011.

As of December 31, 2012, HCC’s fixed maturity securities portfolio had an average rating of AA, with a duration of 4.7 years and an average long-term tax equivalent yield of 4.7%.

HCC generated cash flow from operating activities of $661.1 million in 2012, compared to $421.3 million in 2011.  The Company’s liquidity position remains strong with $434.4 million of cash and short-term investments and $305.1 million of available capacity under its $600.0 million revolving loan facility at December 31, 2012.

As of December 31, 2012, total assets were $10.3 billion, shareholders’ equity was $3.5 billion and the Company’s debt to total capital ratio was 14.2%.

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EARNINGS GUIDANCE: HCC’s management estimates the Company will achieve net earnings of $3.20 to $3.50 per diluted share for 2013.  These estimated results assume the following: a 1% increase in gross and net written premium; a combined ratio of 86% to 88%; and average fully diluted shares outstanding of 97 million shares.  The Company’s guidance includes 2.7 loss ratio points for net catastrophe losses.  These assumptions do not include any provision for loss development, foreign currency fluctuation, net realized investment gains (losses) or other-than-temporary impairment credit losses.

For further information about HCC’s 2012 fourth quarter results, see the supplemental financial schedules that are accessible on HCC’s website at http://www.hcc.com, as well as directly in the Investor Relations section of HCC’s website at http://ir.hcc.com.

(Note: If clicking on the above links does not open in a new web page, please cut and paste the above URLs into your browser’s address bar.)

HCC will hold an open conference call beginning at 8:00 a.m. Central Standard Time on Wednesday, February 13.  To participate, the number for domestic calls is (800) 374-0290 and the number for international calls is (706) 634-0161.  There will also be a live webcast available on a listen-only basis that can be accessed through the HCC website at http://www.hcc.com.  The webcast replay will be archived in the Investor Relations section of the HCC website through Friday, May 17, 2013.

Headquartered in Houston, Texas, HCC Insurance Holdings, Inc. is a leading international specialty insurance group with offices in the United States, the United Kingdom, Spain and Ireland.  HCC’s major domestic and international insurance companies have financial strength ratings of “AA (Very Strong)” from Standard & Poor’s Corporation, “A+ (Superior)” from A.M. Best Company, Inc., “AA (Very Strong)” from Fitch Ratings, and “A1 (Good Security)” from Moody’s Investors Service, Inc.

For more information about HCC, please visit http://www.hcc.com.

a) Non-GAAP Financial Measure

Annualized operating return on equity is a non-GAAP financial measure as defined by Regulation G and is calculated as operating earnings (or net earnings excluding after-tax net realized investment gain (loss), other-than-temporary impairment credit losses and foreign currency benefit (expense)) divided by average shareholders’ equity excluding accumulated other comprehensive income.  To annualize a quarterly rate, the result is multiplied by four.  See the supplemental financial schedules for a reconciliation of this non-GAAP financial measure to corresponding GAAP amounts.  Management believes annualized operating return on equity is a useful measure for understanding the Company’s profitability relative to shareholders’ equity before consideration of investment-related gains (losses) and foreign currency benefit (expense) that the Company does not consider in evaluating its operating results internally.

Contact:                                                Doug Busker, Director of Investor Relations

HCC Insurance Holdings, Inc.

3

Telephone:  (713) 996-1192

Forward-looking statements contained in this press release are made under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties.  The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.

*     *     *     *     *

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HCC Insurance Holdings, Inc. and Subsidiaries

Financial Highlights

(Unaudited, in thousands except per share data)

	Twelve months ended		Three months ended
	December 31,		December 31,
	2012	2011	2012	2011

Gross written premium	$2,784,073	$2,649,126	$644,068	$628,989

Net written premium	2,253,396	2,182,158	522,597	521,067

Net earned premium	2,242,625	2,127,170	566,503	550,183

Net investment income	222,634	212,271	55,992	53,489

Total revenue	2,525,827	2,374,005	652,343	614,921

Net earnings	391,240	255,243	108,101	78,338

Operating earnings*	375,682	255,203	93,936	79,709

Earnings per share (diluted)	$3.83	$2.30	$1.06	$0.74

Weighted-average shares outstanding (millions)	100.5	109.2	99.9	104.4

Net loss ratio	58.2%	65.8%	59.3%	61.3%

Combined ratio	83.6%	91.1%	84.5%	87.0%

Paid loss ratio	56.7%	58.9%	57.9%	57.5%

	December 31,	December 31,
	2012	2011

Total investments	$6,950,398	$6,049,750

Total assets	10,267,807	9,597,278

Shareholders’ equity	3,542,612	3,273,982

Debt to total capital ratio	14.2%	12.8%

Book value per share	$35.10	$31.45

*         Non-GAAP financial measure as defined by Regulation G.  See calculation on S - 9.  Management believes operating earnings is a useful measure for understanding the Company’s profitability before consideration of investment-related gains (losses) and foreign currency benefit (expense) that the Company does not consider in evaluating its operating results internally.

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Balance Sheets

(Unaudited, in thousands)

	December 31,	December 31,
	2012	2011
ASSETS

Investments:
Fixed income securities - available for sale, at fair value	$6,281,781	$5,718,834
Fixed income securities - held to maturity, at amortized cost	—	161,102
Equity securities	284,639	—
Short-term investments	363,053	133,917
Other investments	20,925	35,897
Total investments	6,950,398	6,049,750
Cash	71,390	104,550
Restricted cash	101,480	229,821
Premium, claims and other receivables	549,725	688,732
Reinsurance recoverables	1,071,222	1,056,068
Ceded unearned premium	256,988	222,300
Ceded life and annuity benefits	58,641	61,061
Deferred policy acquisition costs	191,960	189,633
Goodwill	885,860	872,814
Other assets	130,143	122,549

Total assets	$10,267,807	$9,597,278

LIABILITIES

Loss and loss adjustment expense payable	$3,767,850	$3,658,317
Life and annuity policy benefits	58,641	61,061
Reinsurance, premium and claims payable	294,621	366,499
Unearned premium	1,069,956	1,031,034
Deferred ceding commissions	74,609	62,364
Notes payable	583,944	478,790
Accounts payable and accrued liabilities	875,574	665,231

Total liabilities	6,725,195	6,323,296

SHAREHOLDERS’ EQUITY

Common stock	125,114	122,720
Additional paid-in capital	1,052,253	1,001,308
Retained earnings	2,756,166	2,429,818
Accumulated other comprehensive income	295,271	227,659
Treasury stock	(686,192)	(507,523)

Total shareholders’ equity	3,542,612	3,273,982

Total liabilities and shareholders’ equity	$10,267,807	$9,597,278

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Statements of Earnings

(Unaudited, in thousands except per share data)

	Twelve months ended		Three months ended
	December 31,		December 31,
	2012	2011	2012	2011

REVENUE

Net earned premium	$2,242,625	$2,127,170	$566,503	$550,183
Net investment income	222,634	212,271	55,992	53,489
Other operating income	30,448	35,590	7,219	11,965
Net realized investment gain	31,148	3,653	22,629	484
Other-than-temporary impairment credit losses	(1,028)	(4,679)	—	(1,200)

Total revenue	2,525,827	2,374,005	652,343	614,921

EXPENSE

Loss and loss adjustment expense, net	1,305,511	1,399,247	335,744	337,007
Policy acquisition costs, net	281,201	266,125	69,647	72,945
Other operating expense	359,060	330,557	90,896	86,066
Interest expense	25,628	23,070	6,527	6,473

Total expense	1,971,400	2,018,999	502,814	502,491

Earnings before income tax expense	554,427	355,006	149,529	112,430
Income tax expense	163,187	99,763	41,428	34,092

Net earnings	$391,240	$255,243	$108,101	$78,338

Basic earnings per share data:
Net earnings per share	$3.84	$2.31	$1.07	$0.74

Weighted-average shares outstanding (millions)	100.2	109.1	99.7	104.3

Diluted earnings per share data:
Net earnings per share	$3.83	$2.30	$1.06	$0.74

Weighted-average shares outstanding (millions)	100.5	109.2	99.9	104.4

Cash dividends declared, per share	$0.640	$0.600	$0.165	$0.155

HCC Insurance Holdings, Inc. and Subsidiaries

Gross Written Premium

(Unaudited, in thousands)

	Twelve months ended December 31,			Three months ended December 31,
	2012	2011	Change	2012	2011	Change

U.S. Property & Casualty
Aviation	$144,621	$154,903	(7)%	$27,321	$37,970	(28)%
E&O	60,639	68,846	(12)	14,156	15,885	(11)
Public Risk	85,857	73,168	17	18,791	17,444	8
Other	323,577	243,519	33	73,402	59,404	24
	614,694	540,436	14	133,670	130,703	2

Professional Liability
U.S. D&O	424,099	453,669	(7)	126,166	140,788	(10)
International D&O	115,284	108,834	6	35,341	28,812	23
	539,383	562,503	(4)	161,507	169,600	(5)

Accident & Health
Medical Stop-loss	777,351	703,814	10	193,712	176,413	10
Other	58,445	53,283	10	19,471	15,449	26
	835,796	757,097	10	213,183	191,862	11

U.S. Surety & Credit
Surety	159,159	169,237	(6)	38,072	42,018	(9)
Credit	62,309	57,075	9	16,718	14,926	12
	221,468	226,312	(2)	54,790	56,944	(4)

International
Energy	136,070	128,078	6	10,492	14,668	(28)
Property Treaty	138,065	128,767	7	3,538	4,017	(12)
Liability	75,466	89,519	(16)	17,173	20,806	(17)
Surety & Credit	84,288	84,683	—	22,529	18,830	20
Other	97,278	86,336	13	17,324	11,707	48
	531,167	517,383	3	71,056	70,028	1

Exited Lines	41,565	45,395	(8)	9,862	9,852	—

Totals	$2,784,073	$2,649,126	5%	$644,068	$628,989	2%

HCC Insurance Holdings, Inc. and Subsidiaries

Net Written Premium

(Unaudited, in thousands)

	Twelve months ended December 31,			Three months ended December 31,
	2012	2011	Change	2012	2011	Change

U.S. Property & Casualty
Aviation	$112,712	$117,333	(4)%	$20,669	$28,547	(28)%
E&O	58,066	67,606	(14)	13,731	15,571	(12)
Public Risk	69,081	58,096	19	14,896	14,170	5
Other	144,079	124,261	16	36,776	35,796	3
	383,938	367,296	5	86,072	94,084	(9)

Professional Liability
U.S. D&O	311,576	347,834	(10)	92,782	107,940	(14)
International D&O	66,562	64,428	3	20,958	16,828	25
	378,138	412,262	(8)	113,740	124,768	(9)

Accident & Health
Medical Stop-loss	776,965	703,619	10	193,621	176,364	10
Other	58,043	52,920	10	19,369	15,370	26
	835,008	756,539	10	212,990	191,734	11

U.S. Surety & Credit
Surety	144,573	158,116	(9)	34,499	38,336	(10)
Credit	51,331	50,743	1	14,540	14,762	(2)
	195,904	208,859	(6)	49,039	53,098	(8)

International
Energy	88,834	75,286	18	5,481	6,957	(21)
Property Treaty	105,442	98,370	7	(7,860)	(1,769)	nm
Liability	69,546	81,855	(15)	15,592	18,607	(16)
Surety & Credit	74,977	78,418	(4)	19,090	16,263	17
Other	80,356	57,890	39	18,663	7,475	150
	419,155	391,819	7	50,966	47,533	7

Exited Lines	41,253	45,383	(9)	9,790	9,850	(1)

Totals	$2,253,396	$2,182,158	3%	$522,597	$521,067	—%

HCC Insurance Holdings, Inc. and Subsidiaries

Net Earned Premium

(Unaudited, in thousands)

	Twelve months ended December 31,			Three months ended December 31,
	2012	2011	Change	2012	2011	Change

U.S. Property & Casualty
Aviation	$116,236	$113,341	3%	$28,346	$29,462	(4)%
E&O	61,976	73,666	(16)	14,799	17,312	(15)
Public Risk	65,281	50,440	29	16,918	13,917	22
Other	110,557	95,963	15	28,394	27,598	3
	354,050	333,410	6	88,457	88,289	—

Professional Liability
U.S. D&O	332,661	359,178	(7)	80,039	88,770	(10)
International D&O	62,026	51,638	20	16,194	14,806	9
	394,687	410,816	(4)	96,233	103,576	(7)

Accident & Health
Medical Stop-loss	776,965	703,619	10	193,621	176,364	10
Other	54,862	54,651	—	14,129	13,588	4
	831,827	758,270	10	207,750	189,952	9

U.S. Surety & Credit
Surety	158,711	164,879	(4)	39,767	43,786	(9)
Credit	49,244	45,656	8	13,956	13,440	4
	207,955	210,535	(1)	53,723	57,226	(6)

International
Energy	85,764	66,512	29	24,387	19,143	27
Property Treaty	100,565	90,912	11	23,143	26,384	(12)
Liability	76,484	81,339	(6)	18,881	21,158	(11)
Surety & Credit	71,378	73,832	(3)	17,677	17,823	(1)
Other	78,662	56,153	40	26,462	16,782	58
	412,853	368,748	12	110,550	101,290	9

Exited Lines	41,253	45,391	(9)	9,790	9,850	(1)

Totals	$2,242,625	$2,127,170	5%	$566,503	$550,183	3%

HCC Insurance Holdings, Inc. and Subsidiaries

Net Investment Income and Unrealized Gain

(Unaudited, in thousands)

	Twelve months ended		Three months ended
	December 31,		December 31,
	2012	2011	2012	2011

Sources of net investment income:

Fixed maturity securities
Taxable	$114,047	$113,293	$27,499	$29,065
Exempt from U.S. income taxes	107,488	98,729	27,325	24,016
Total fixed maturity securities	221,535	212,022	54,824	53,081
Equity securities	3,959	—	1,620	—
Short-term investments	620	537	223	117
Other	2,856	4,486	1,157	1,494
Total investment income	228,970	217,045	57,824	54,692
Investment expense	(6,336)	(4,774)	(1,832)	(1,203)

Net investment income	$222,634	$212,271	$55,992	$53,489

Unrealized gain on available for sale securities:

Increase in unrealized gain for period, before tax	$105,626	$196,417	$(39,381)	$40,178

Unrealized gain at:

December 31, 2012	$436,695

September 30, 2012	$476,076

June 30, 2012	$385,723

March 31, 2012	$352,538

December 31, 2011	$331,069

HCC Insurance Holdings, Inc. and Subsidiaries

Net Loss Ratios

(Unaudited, in thousands)

	Twelve months ended		Twelve months ended
	December 31, 2012		December 31, 2011
	Net earned	Loss	Net earned	Loss
	premium	ratio	premium	ratio
U.S. Property & Casualty
Aviation	$116,236	56.2%	$113,341	63.7%
E&O	61,976	70.9	73,666	70.8
Public Risk	65,281	94.1	50,440	79.8
Other	110,557	34.9	95,963	37.9
	354,050	59.1	333,410	60.3

Professional Liability
U.S. D&O	332,661	64.6	359,178	90.3
International D&O	62,026	24.2	51,638	8.2
	394,687	58.2	410,816	80.0

Accident & Health
Medical Stop-loss	776,965	73.7	703,619	74.5
Other	54,862	52.1	54,651	51.8
	831,827	72.3	758,270	72.8

U.S. Surety & Credit
Surety	158,711	16.6	164,879	20.6
Credit	49,244	24.9	45,656	40.0
	207,955	18.5	210,535	24.8

International
Energy	85,764	27.1	66,512	35.7
Property Treaty	100,565	24.4	90,912	80.0
Liability	76,484	33.1	81,339	34.0
Surety & Credit	71,378	122.6	73,832	56.6
Other	78,662	36.6	56,153	121.0
	412,853	45.9	368,748	63.4

Exited Lines	41,253	90.5	45,391	69.1

Totals	$2,242,625	58.2%	$2,127,170	65.8%

HCC Insurance Holdings, Inc. and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP

(Unaudited, in thousands)

	Twelve months ended		Three months ended
	December 31,		December 31,
	2012	2011	2012	2011

Numerator:

GAAP net earnings	$391,240	$255,243	$108,101	$78,338

Exclude:
Net realized investment gain, net of tax*	20,246	2,374	14,709	314
OTTI credit losses, net of tax*	(668)	(3,041)	—	(780)
Foreign currency benefit (expense), net of tax*	(4,020)	707	(544)	(905)
Total items excluded from operating earnings	15,558	40	14,165	(1,371)

Operating earnings	$375,682	$255,203	$93,936	$79,709

Denominator:

GAAP equity - beginning of period	$3,273,982	$3,278,400	$3,504,820	$3,249,107

Exclude - Accumulated other comprehensive income	227,659	97,186	318,239	202,018

Beginning equity, as adjusted	$3,046,323	$3,181,214	$3,186,581	$3,047,089

GAAP equity - end of period	$3,542,612	$3,273,982	$3,542,612	$3,273,982

Exclude - Accumulated other comprehensive income	295,271	227,659	295,271	227,659

Ending equity, as adjusted	$3,247,341	$3,046,323	$3,247,341	$3,046,323

Average equity, as adjusted	$3,146,832	$3,113,769	$3,216,961	$3,046,706

Annualized operating return on equity	11.9%	8.2%	11.7%	10.5%

* Tax adjustment calculated using 35% statutory tax rate.